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Registration Rights Agreement
This Registration Rights Agreement (this “Agreement”) is made and entered into as of February 17, 2026, by and among Better Home & Finance Holding Company, a Delaware corporation (the “Company”), Framework Ventures IV L.P., a Delaware limited partnership (“Purchaser”).
This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and Purchaser (the “Purchase Agreement”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agrees as follows:
1. Definitions.
Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
“Advice” shall have the meaning set forth in Section 6.(d).
“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.
“Agreement” shall have the meaning set forth in the Preamble.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. “
“Closing” has the meaning set forth in the Purchase Agreement.
“Closing Date” has the meaning set forth in the Purchase Agreement.
“Commission” means the Securities and Exchange Commission.
“Common Stock” means the Class A common stock of the Company, par value $0.0001 per share, and any securities into which such common stock may hereinafter be reclassified.
“Company” shall have the meaning set forth in the Preamble.
“Effective Date” means the date that the Registration Statement filed pursuant to Section 2.(a) is first declared effective by the Commission.
“Effectiveness Deadline” means, with respect to the Initial Registration Statement, the 90th calendar day following the Closing Date; provided, however, that if the Company is notified by the Commission that the Initial Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth (5th) Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
“Effectiveness Period” shall have the meaning set forth in Section 2.(b).

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2.(a), the 60th calendar day following the Closing Date, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” shall have the meaning set forth in Section 5.(c).
“Indemnifying Party” shall have the meaning set forth in Section 5.(c).
“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2.(a) of this Agreement.
“Losses” shall have the meaning set forth in Section 5.(a).
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the Nasdaq Capital Market.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Purchase Agreement” shall have the meaning set forth in the Recitals.
“Purchaser” shall have the meaning set forth in the Preamble.
“Registrable Securities” means all of (i) the Warrant Shares and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to Warrant Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: sale pursuant to a Registration Statement or Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); or (B) becoming

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eligible for sale under Rule 144 without regard to any limitations under sections (c), (e) or (f) of Rule 144.
“Registration Statements” means any registration statements of the Company filed under the Securities Act that registers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, including the related prospectus, amendments and supplements to such Registration Statements, including pre- and post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.
“Remainder Registration Statement” shall have the meaning set forth in Section 2.(a).
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
"SEC Guidance" means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A. hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.
“Trading Day” means a day on which the Common Stock is traded on a Principal Trading Market.
“Warrants” means the Warrants issued pursuant to the Purchase Agreement.
“Warrant Shares” means the shares of Common Stock issued or issuable upon exercise of the Warrants.
2. Registration.
(a)
On or prior to the Filing Deadline, the Company shall use commercially reasonable efforts to prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities (the “Initial Registration Statement”). The Initial Registration Statement shall be filed on Form S-3 if the Company is eligible to use Form S-3, and if the Company is not so eligible, on such other appropriate form as the Company reasonably determines is available for a resale registration. Notwithstanding the foregoing, if the Commission (or the staff thereof) takes the position that the offering of some or all of the Registrable Securities in any Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however the

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Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities) or require any Holder to be named as an “underwriter,” the Company shall (i) promptly notify each holder of Registrable Securities thereof and (ii) make commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter.” The Holders shall have the right to select one legal counsel at the Holder’s expense, to review and oversee any registration matters pursuant to this Section 2(a), including to comment on any written submission made to the SEC with respect thereto. In the event that the Commission refuses to alters its position that all of the Registrable Securities cannot be registered for resale on a single Registration Statement as requested by the Company, the Company may, in its discretion and consistent with applicable law and Commission positions, (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirement of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder (provided that, in the event a Holder withholds such consent, the Company shall have no obligation hereunder to include any Registrable Securities of such Holder in any Registration Statement covering the resale thereof until such time as the Commission no longer requires such Holder to be named as an “underwriter” in such Registration Statement or such Holder otherwise consents in writing to being so named). The Company shall have no obligation to file additional “remainder” registration statements except to the extent required to comply with this Agreement and applicable law.
(b)
 The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days after the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed,” or not be subject to further review and the effectiveness of such Registration Statement may be accelerated), and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates under Rule 144 without regard to any volume or manner-of-sale limitations under Rule 144 as determined by counsel to the Purchaser pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) business day of the Effective Date.
(c) [RESERVED]
(d)

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 Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than three (3) Trading Days following the date of this Agreement. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2.(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.
(e)
 Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may suspend the use of, and/or delay the disclosure of material non-public information that would otherwise be required to be disclosed in, the Registration Statement or Prospectus if, in the good faith judgment of the Company, such suspension or delay is advisable or in the best interests of the Company (a “Grace Period”). The Company shall notify the Holders in writing of the commencement of a Grace Period and shall notify the Holders in writing when the Grace Period has ended, in each case as soon as reasonably practicable. No single Grace Period shall exceed forty-five (45) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed ninety (90) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of any Grace Period, such Grace Period shall be deemed to begin on and include the date the Holders receive notice of its commencement and shall end on and include the date the Holders receive notice of its termination (or, if later, the date specified in such termination notice); provided, however, that no Grace Period shall be longer than an Allowable Grace Period. During any Grace Period, the Company shall have no obligation to update, amend or supplement the Registration Statement or Prospectus, and the Holders agree to discontinue any offers or sales of Registrable Securities pursuant to the Registration Statement until the Grace Period has ended and the Company has notified the Holders that use of the Prospectus may be resumed.
(f)
 If Form S-3 is not available for the registration of the resale of the Registrable Securities hereunder, the Company will use commercially reasonable efforts to register the resale of the Registrable Securities on such other form as the Company determines is reasonably appropriate under the Securities Act. The Company will thereafter file a Registration Statement on Form S-3 to cover the Registrable Securities

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when the Company becomes eligible to use Form S-3. The Company will maintain the effectiveness of any Registration Statement filed pursuant to this Section until the earlier of (i) the effectiveness of a Registration Statement on Form S-3 covering the Registrable Securities (if filed), (ii) the date on which all Registrable Securities covered thereby have been sold.
3. Registration Procedures.
(a) In connection with the Company's registration obligations hereunder, the Company will promptly notify the Holders of the time when any subsequent amendment to the Initial Registration Statement or any New Registration Statement, other than the documents incorporated by reference has been filed with the Commission and/or has become effective or any subsequent supplement to a prospectus has been filed.
Further, in connection with the Company's registration obligations hereunder, the Company will:
(b)
 (i) Prepare and file with the Commission such amendments (including post effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Shares or the Warrant Shares (including in accordance with Rule 172 under the Securities Act), and Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3.(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.
(c) Notify the Holders as soon as reasonably practicable of (i) the filing or proposed filing of any Prospectus, Prospectus supplement or post-effective amendment to a Registration Statement, (ii)

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the effectiveness of any Registration Statement or post-effective amendment, (iii) any request by the Commission or other governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information to the extent relating to the Holders as “Selling Stockholders” or the plan of distribution described in the registration statement (iv) the issuance of any stop order suspending the effectiveness of a Registration Statement covering any Registrable Securities or the initiation of any Proceedings for such purpose, (v) the receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation (to the Company’s knowledge) of any Proceeding for such purpose, and (vi) the occurrence of any event or passage of time as a result of which any Registration Statement, Prospectus or any document incorporated or deemed to be incorporated therein by reference contains or would contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or as a result of which the financial statements included in a Registration Statement become ineligible for inclusion therein. Any such notice may include an instruction to suspend the use of the Prospectus until the Company has made such amendments, supplements or filings as the Company determines are necessary or advisable. The Company shall have no obligation to provide copies of any Commission comments or the Company’s responses thereto; provided that the Company may, in its discretion, provide summaries or excerpts to the extent relating to the Holders as “Selling Stockholders” or the plan of distribution described in the Registration and in all cases subject to the Company’s determination regarding material non-public information.
(d)
 Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order suspending the effectiveness of a Registration Statement.
(e) The Company shall use best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on the Nasdaq Stock Market.
(f)
 Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
(g)
 If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable

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Securities to be in such denominations and registered in such names as any such Holders may reasonably request.
(h)
 Following the occurrence of any event contemplated by Section 3.(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare a supplement or amendment, including a post effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
(i)
 The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the common stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission.
(j) [RESERVED]
4. Registration Expenses.
All reasonable, documented out-of-pocket fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement; provided that the Company shall not be responsible for (i) any underwriting discounts, selling commissions or brokerage fees of any Holder, (ii) any fees and expenses of counsel to any Holder, or (iii) any expenses incurred at the request of any Holder that are not reasonably necessary to effect the Registration Statement. The fees and expenses borne by the Company under this Section shall include (A) applicable registration and filing fees payable to the Commission and any applicable securities exchange or Principal Trading Market, (B) the fees and disbursements of counsel and other professional advisors retained by the Company, (C) reasonable printing and delivery expenses to the extent the Company determines such materials are necessary, and (D) the reasonable fees and expenses of other Persons retained by the Company in connection with the filing of the Registration Statement. For the avoidance of doubt, the Company shall be responsible for its internal costs (including salaries and allocated overhead), any expenses relating to “Blue Sky” qualifications or determinations in jurisdictions requested by any Holder (other than such filings as the Company elects to make), any FINRA filing by any broker-dealer, or any Securities Act liability insurance unless the Company elects to obtain such insurance. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or any legal fees or other costs of the Holders, except as expressly provided in the Transaction Documents
5. Indemnification.
(a) Indemnification by the Company.

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The Company shall indemnify and hold harmless each Holder and each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the respective officers and directors of each such Holder or controlling Person (each, an “Indemnified Party”), from and against any Losses as incurred arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any form of prospectus or any amendment or supplement thereto, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) the Company’s material breach of its obligations under this Agreement; provided that the Company shall not be liable to the extent that such Losses arise out of or are based upon (A) information furnished in writing to the Company by such Holder expressly for inclusion therein, (B) the use by such Holder of an outdated Prospectus after receipt of written notice from the Company to suspend use of the Prospectus, or (C) such Holder’s failure to deliver a Prospectus where required under applicable law and where such failure is the primary cause of such Losses. The Company shall have the right to assume the defense of any such claim with counsel reasonably satisfactory to the Indemnified Party; provided that the Company shall not be required to indemnify any Indemnified Party for any settlement effected without the Company’s prior written consent (not to be unreasonably withheld, conditioned, or delayed). The indemnity provided in this Section shall survive the transfer of Registrable Securities and the termination of this Agreement for a period of three (3) years.
(b) Indemnification by Holders.
 Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are included in conformity with the information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) n the case of an occurrence of an event of the type specified in Section 3.(c)(iii)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6.(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c) Conduct of Indemnification Proceedings.
 If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified

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Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
The Indemnifying Party shall not be required to advance fees or expenses of any Indemnified Party. The Indemnifying Party shall reimburse the Indemnified Party for reasonable and documented out-of-pocket fees and expenses as incurred to the extent such fees and expenses are included in Losses for which the Indemnified Party is entitled to indemnification under Section 5(a).
(d) Contribution.
 If a claim for indemnification under Section 5.(a) or 5.(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would

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have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5.(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.
6. Miscellaneous.
(a) Remedies.
 In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, may be entitled to specific performance of its rights under this Agreement.
(b) Piggyback on Registrations.
The Company may permit the inclusion of other securities of the Company in any Registration Statement filed pursuant to this Agreement in its sole discretion. Nothing herein shall prohibit the Company from entering into customary agreements granting registration rights to other security holders provided, that no such agreement shall (i) grant rights superior to those of the Holders set forth in this Agreement or require that any Registrable Securities entitled to be registered pursuant to Section 2 of this Agreement be cut back or otherwise removed from a Registration Statement filed by the Company in compliance with this Agreement. The Company shall not be restricted from preparing or filing with the Commission any registration statement (including for an offering for the Company’s own account) or amendment thereto; provided that the Company shall use commercially reasonable efforts to avoid filing any such registration statement in a manner that would materially and adversely delay the effectiveness of the Registration Statement contemplated hereby.
(c) Compliance.
 Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement
(d) Discontinued Disposition.

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 By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3.(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
(e) No Inconsistent Agreements.
 Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
(f) Amendments and Waivers.
 The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding a majority of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
(g) Notices.
 Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
(h) Successors and Assigns.
 This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing

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with the Company to be bound by all of the provisions contained herein and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.
(i) Execution and Counterparts.
 This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.
(j) Governing Law.
 All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.
(k) Cumulative Remedies.
 The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
(l) Severability.
 If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(m) Headings.
 The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.
Better Home & Finance Holding Company
By:__/s/ Loveen Advani_______
Name: Loveen Advani
Title: Chief Financial Officer

Framework Ventures IV L.P.
By: FRAMEWORK VENTURES IV GP LLC

By: __/s/ Vance Spencer____
Name: Vance Spencer
Title: President & Co-Founder

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Annex A.